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                                                                    EXHIBIT 32.2

    CERTIFICATION OF CHIEF FINANCIAL OFFICER REQUIRED BY SECTION 1350 OF THE UNITED STATES CODE ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

    I, Kristen L. Magnuson, Executive Vice President and Chief Financial Officer of JDA Software Group, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

            (1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 13, 2003                          /s/ Kristen L. Magnuson
                                                ---------------------------
                                                Kristen L. Magnuson
                                                Executive Vice President and
                                                Chief Financial Officer

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